SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  FORM 8-K/A#1


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 31, 1997
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                              R.F. Management Corp.
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             (Exact name of registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)


         0-26488                                    22-3318886
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 (Commission File Number)               (IRS Employer Identification No.)


 95 Madison Avenue, Suite 301, Morristown, N.J.              07960
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 (Address of principal executive offices)                  (Zip Code)


               Registrant's telephone number, including area code
                                 (201) 538-9955
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                                       N/A
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          (Former name of former address, if changed since last report)

Item 1.  Changes in Control of Registrant

                    N/A

Item 2.  Acquisition of Disposition

                    N/A

Item 3.  Bankruptcy or Receivership

                    N/A

Item 4.  Changes in Registrant's Certifying Accountant

      (a) On January 31, 1997, the Company dismissed DDK & Company LLP, located at 1500 Broadway - 12th Floor, New York, New York 10036. The Company has engaged Weinick, Sanders & Co. LLP, located at 1515 Broadway, New York, New York 10036 as its new certified pubic accountants.

      (b) In connection with the recent fiscal year and subsequent interim period preceding DDK & Company LLP's, dismissal there were no disagreements with DDK & Company LLP on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure.

      (c) DDK & Company LLP's report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified.

      (d) The Company has requested that DDK & Company LLP furnish them with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether they agree with the statements made by the Company in response to this item, and if not, stating the respects in which he does not agree.

      (e) The decision to change accountants was recommended and approved by the Board of Directors.

Item 5.  Other Events

                        N/A

Item 6.  Resignation of Registrant's Directors

                        N/A

Item 7.  Financial Statements and Exhibits

      a.  Financial statements of businesses acquired.

                        N/A

      b.  Pro forma financial information.

                        N/A

      c.  Exhibits.

      Attached hereto as Exhibit 1, is a copy of DDK & Company LLP letter addressed to the Commission stating that they agree with the statements made by the Company.

                                   SIGNATURES



                                                   R.F. Management Corp.
                                                   ---------------------
                                                      (Registrant)



Date: February 5, 1997         By: /s/ Wayne Miller
                                       -----------------------------------
                                       Wayne Miller, Vice-President